SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 22, 2006
(Date of Earliest Event Reported)

Clarient, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	75-2649072
(State or Other Jurisdiction	000-22677	(I.R.S. Employer
of Incorporation or Organization)		Identification No.)

33171 Paseo Cerveza
San Juan Capistrano, California		92675
(Address of Principal Executive Offices)		(Zip Code)

(949) 443-3355

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 FR240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                On January 22, 2006, Stephen T.D. Dixon informed Clarient, Inc. (the “Company”) that he would resign as Executive Vice President and Chief Financial Officer of the Company effective February 3, 2005 to pursue a new professional opportunity.  The Company has engaged a professional search firm to begin recruitment of a new Chief Financial Officer. A copy of the press release announcing the foregoing is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(c)  Exhibits.

99.1                           Press Release dated January 25, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clarient, Inc.

Date: January 25, 2006	By:	/s/ Ronald A. Andrews
		Name:	Ronald A. Andrews
		Title:	President and
Chief Executive Officer

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